Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report on Form 10-Q of The New Home Company Inc. (the “Company”) for the period ended March 31, 2017 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, H. Lawrence Webb, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	April 27, 2017	/s/ H. Lawrence Webb
H. Lawrence Webb
Chief Executive Officer (Principal Executive Officer)